Victory Funds

Victory Munder Small Cap Growth Fund

Supplement dated September 14, 2016

to the Summary Prospectus dated October 28, 2015 (“Prospectus”)

This Prospectus is being revised to reflect changes in the portfolio managers of the Victory Munder Small Cap Growth Fund.

1.              The following is added to the section “Portfolio Managers” found on Page 4 of the Prospectus:

Robert Glise is a Senior Portfolio Manager/Analyst of the Adviser and has been a Portfolio Manager of the Fund since September 2016.

2.              Effective September 21, 2016, Madan Gopal is no longer a Portfolio Manager of the Fund and all references to Mr. Gopal are deleted as of that date.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.